Net finance costs (Details) - GBP (£) £ in Millions	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Interest income on financial assets at amortised cost:
Cash and cash equivalents	£ 57	£ 65	£ 25
Net gain on financial assets measured at fair value through profit or loss	21	17	7
Net gains and losses arising from:
Financial instruments mandatorily measured at fair value through profit or loss			(109)
Retranslation of loans and bonds			111
Total finance income	78	82	34
Interest expense arising on:
Financial liabilities at amortised cost	(340)	(389)	(409)
Reclassification of hedges from other comprehensive income	22	22	23
Net gains and losses arising from:
Financial instruments mandatorily measured at fair value through profit or loss	(50)	11
Retranslation of loans and bonds	50	(13)
Finance expense arising on lease liabilities	(7)	(5)	(5)
Other finance expense	(15)	(10)	(11)
Total finance expense	(340)	(384)	(402)
Net finance costs	£ (262)	£ (302)	£ (368)